Exhibit 99.2

Acquisition of First IC Corporation (First IC Bank) March 17, 2025 NASDAQ: MCBS

Cautionary Statement Regarding Forward - Looking Statements This communication contains forward - looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of First IC Corporation (“FIEB”) and MetroCity Bankshares, Inc . (“MCBS”), the expected timing of completion of the proposed transaction, and other statements that are not historical facts . Such statements reflect the current views of MCBS and FIEB with respect to future events and financial performance, and are subject to numerous assumptions, risks, and uncertainties . Statements that do not describe historical or current facts, including statements about beliefs, expectations, plans, predictions, forecasts, objectives, assumptions or future events or performance, are forward - looking statements . Forward - looking statements often, but not always, may be identified by words such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases . The forward - looking statements are intended to be subject to the safe harbor provided by Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”), Section 21 E of the Securities Exchange Act of 1934 , as amended (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 . MCBS and FIEB caution that the forward - looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond MCBS’s and FIEB’s control . While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward - looking statements : (1) changes in general economic, political, or industry conditions ; (2) uncertainty in U . S . fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board ; (3) volatility and disruptions in global capital and credit markets ; (4) movements in interest rates ; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the FIEB and MCBS market areas ; (6) increased competition in the markets of MCBS and FIEB ; (7) success, impact, and timing of business strategies of MCBS and FIEB ; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations ; (9) the expected impact of the proposed transaction between FIEB and MCBS on the combined entities’ operations, financial condition, and financial results ; (10) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) ; (11) the failure to obtain FIEB shareholder approval or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all or other delays in completing the proposed transaction ; (12) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Reorganization Agreement ; (13) the outcome of any legal proceedings that may be instituted against MCBS or FIEB ; (14) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where MCBS and FIEB do business ; (15) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; (16) diversion of management’s attention from ongoing business operations and opportunities ; (17) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction ; (18) the dilution caused by MCBS’s issuance of additional shares of its capital stock in connection with the proposed transaction ; (19) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third - party vendors or other service providers, including as a result of cyber - attacks ; and (20) other factors that may affect the future results of MCBS and FIEB . Additional factors that could cause results to differ materially from those described above can be found in MCBS’s Annual Report on Form 10 - K for the year ended December 31 , 2024 , including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such report, as well as in subsequent SEC filings, each of which is on file with the U . S . Securities and Exchange Commission (“SEC”) and available in the “SEC Filings” section of MCBS’s website, www . metrocitybank . bank/investor - relations/sec - filings, and in other documents MCBS files with the SEC . All forward - looking statements speak only as of the date they are made and are based on information available at that time . Neither MCBS nor FIEB assumes any obligation to update forward - looking statements to reflect circumstances or events that occur after the date the forward - looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable law . As forward - looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements . All forward - looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement . 2 Forward - Looking Statements

Additional Information and Where to Find It This communication is being made with respect to the proposed transaction involving MCBS and FIEB . This material is not a solicitation of any vote or approval of the FIEB shareholders and is not a substitute for the proxy statement/prospectus or any other documents that MCBS and FIEB may send to their respective shareholders in connection with the proposed transaction . This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act . In connection with the proposed transaction between MCBS and FIEB, MCBS will file with the SEC a Registration Statement on Form S - 4 (the “Registration Statement”) that will include a proxy statement for a special meeting of FIEB’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the MCBS common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction . BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF MCBS AND FIEB ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS IN THEIR ENTIRETY REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . When final, FIEB will mail the proxy statement/prospectus to its shareholders . Investors and security holders are also urged to carefully review and consider MCBS’s public filings with the SEC, including, but not limited to, their proxy statements, Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K . Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about MCBS, all of which may be obtained, free of charge, as they become available at the SEC’s website at www . sec . gov . You will also be able to obtain these documents, when they are filed, free of charge, from MCBS at www . metrocitybank . bank/investor - relations/sec - filings . Copies of the proxy statement/prospectus can also be obtained, when they become available, free of charge, by directing a request to MetroCity Bankshares, Inc . , 5114 Buford Highway, Doraville, GA 30340 , Attention : Lucas Stewart, Chief Financial Officer, Telephone : (678) 580 - 6414 . Participants in the Solicitation MCBS, FIEB, and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies from the shareholders of FIEB in connection with the proposed transaction . Information regarding MCBS’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 12 , 2024 , and its Annual Report on Form 10 - K for the year ended December 31 , 2024 , which was filed with the SEC on March 10 , 2025 , and other documents filed by MCBS with the SEC . Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the proxy solicitation of FIEB’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials filed with the SEC when they become available, which may be obtained free of charge as described in the preceding paragraph . Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . Pro Forma and Non - GAAP Financial Information This communication contains certain pro forma and projected information, including projected pro forma information that refle cts the current expectations and assumptions of MCBS. This pro forma information does not purport to present the results that MCBS will ultimately realize. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this c omm unication contains certain non - GAAP financial measures, including, without limitation, tangible equity, tangible book value per share and tangible book value dilution per sha re. The presentation of non - GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP . 3 Additional Information

4 x MetroCity Bankshares, Inc. (NASDAQ:MCBS) is acquiring First IC Corporation (OTCEM:FIEB) to create a $4.8 billion asset franchise while strengthening current markets and expanding to the West Coast Transaction Overview (MCBS and FIEB) Key : MCBS (20) FIEB (10) $4.8 Billion Total Assets Note : Pro Forma Financial Data as of December 31 , 2024 . Map includes FIEB’s 2 loan production offices . $3.7 Billion Total Deposits $4.1 Billion Net Loans 30 Branches

5 Pro Forma Detailed Map Note : Data as of March 17 , 2025 . Map includes FIEB’s 2 loan production offices . Atlanta MSA New York City MSA Dallas MSA Key : MCBS (20) FIEB (10)

6 Overview of First IC Corporation • First IC Corporation (OTCEM:FIEB) • Subsidiary: First IC Bank • Established: 2000 • Headquarters: Doraville, GA • Locations: 10 Branches 2 LPOs $1,192,160 Total Assets $984,063 Net Loans & Leases $975,568 Deposits 101.8% Loans/ Deposits $140,656 Tangible Equity (1) 0.31% NPAs/Assets $24,744 Net Income 2.10% ROAA Financial Highlights (2024Y) Company Overview Note : Dollars in thousands . (1) See Slides 14 - 16 for reconciliation of non - GAAP metrics .

7 Transaction Rationale and Assumptions x Approval of FIEB shareholders is required x Customary regulatory approvals x Anticipated closing of Fourth Quarter 2025 Approvals and Timing Overview of Transaction x Stock and Cash ( $ 111 , 965 , 213 Cash / 3 , 384 , 588 MCBS Shares) x 0 . 3732 x shares of MCBS stock for each FIEB share x Estimated Ownership at Close (MCBS 88 . 4 % and FIEB 11 . 6% ) x Similar business models should mitigate integration risks x Strong familiarity between each Company – FIEB is headquartered just down the street from MCBS – many employees know each other personally x Strong earnings for both companies is expected to build capital quickly x History of excellent asset quality between each company Strategic Reasoning Note : Based on Financial Data and outstanding shares as of December 31 , 2024 .

8 Transaction Rationale and Assumptions (Cont.) x Anticipated pre - tax cost savings of 37 % of FIEB’s non - interest expense x 10 % realized in 2025 x 80 % realized in 2026 x 100 % realized thereafter Transaction Costs x $ 14 . 9 million in transaction costs, net of tax x Gross credit mark of $ 12 . 7 million, or 1 . 2 % of FIEB gross loans x 70 % allocated to non - PCD loans, or $ 9 . 6 million x Non - PCD credit mark accreted over 4 years using straight line method x Establishment of a CECL reserve for non - PCD loans of $ 8 . 9 million Cost Savings Credit Assumptions Note : Based on Financial Data as of December 31 , 2024 . Fair Value Estimates x Loan interest rate mark of $ 10 . 2 million, or 1 . 0 % of FIEB’s anticipated gross loans at close, amortized over 4 years using straight line method x Elimination of FIEB’s AOCI of $ ( 3 . 3 ) million x Core Deposit Intangible of $ 18 . 3 million x Amortized 10 - Years using sum - of - the - years’ digits amortization

9 Pricing Metrics and Financial Highlights Note : Based on MCBS closing price as of March 14 , 2024 ; financial data as of December 31 , 2024 ; earnings projections based on management and consensus estimates . (1) See Slides 14 - 16 for reconciliation of non - GAAP metrics (2) 2026 EPS accretion based on fully phased in cost savings, and excludes restructuring charges and Day 1 CECL provision . Pricing Metrics Financial Highlights Price/ Tangible Book Value (1) Price/ Last Twelve Months Earnings Per Share Price/ 2025 Estimated Earnings Per Share Pay - to - Trade Ratio Projected 2026 Earnings Per Share Accretion (2) Estimated Tangible Book Value Dilution at Close (1) Tangible Book Value Per Share s (1) Internal Rate of Return • 146% • 8 . 3 x • 8 . 9 x • ~ 26% • (~ 11 ) % • ~ 2 . 4 Years • ~ 24%

10 Comprehensive Due Diligence Process Focus Areas x Compliance x Lending x Audit x Legal x Asset Quality x Deposits & Funding x IT and Systems x Financial and Accounting x Operations x Human Resources x Investments x Mortgage • Each party completed a comprehensive due diligence review of the other party that included executives, management, advisors, and consultants • Extensive third - party loan and financial review • Due Diligence and Reverse Due Diligence Meetings were held frequently to discuss findings and for clarification throughout the entire negotiation process

1 - 4 Fam 73% CRE 24% C&D 1% C&I 2% 1 - 4 Fam 62% CRE 34% C&D 1% C&I 3% 11 Pro Forma Loan Mix $3.2B 1 - 4 Fam 27% Multi - Fam 1% CRE 69% C&I 3% $996M $4.2B Yield on Loans: 6.35% Yield on Loans: 7.62% Yield on Loans: 6.65% Pro Forma Note : Data per bank - level regulatory filings for the quarter ended December 31 , 2024 .

Trans Accts 33% Savings & MMDA 10% Retail CDs 24% Jumbo CDs 33% Trans Accts 30% Savings & MMDA 33% Retail CDs 18% Jumbo CDs 19% Trans Accts 31% Savings & MMDA 27% Retail CDs 20% Jumbo CDs 22% 12 Pro Forma Deposit Mix Pro Forma $2.8B $976M $3.7B Cost of Deposits: 2.70% Cost of Deposits: 3.01% Cost of Deposits: 2.78% Note : Data per bank - level regulatory filings for the quarter ended December 31 , 2024 .

13 High Performing Banks Merging 2.49% 2.17% 2.09% 1.21% 1.85% 1.56% 1.33% 1.31% 1.66% 1.91% 1.88% 1.85% 2.51% 1.90% 2.18% 2.03% 2.11% 2.67% 2.07% 1.91% 1.90% 2.37% 2.09% 2.04% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2022Q1 2022Q2 2022Q3 2022Q4 2023Q1 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 Metro City Bank First IC Bank ROAA (%) (Q1 2022 – Q4 2024) Source : S&P Capital IQ Pro . Note : Data per bank - level regulatory filings .

14 Illustrative Combined Earnings Accretion Reconciliation Illustrative 2026E Earnings Per Share (EPS) Accretion (1) Dollars in millions (except per share data) 2026E MCBS Net Income (Consensus) $70.8 FIEB Net Income (Management Estimate) 23.6 Combined Net Income $94.4 Phased-in Cost Savings (2) $9.0 Accretion/(Dilution) of Non-PCD Credit Mark 1.6 Accretion/(Dilution) of Interest Rate Marks 1.8 Accretion/(Dilution) from Securites Portfolio Mark 0.5 Amortization of Core Deposit Intangibles (2.4) Other Adjustments (3) (3.6) Pro Forma Net Income $101.3 MCBS Standalone EPS $2.75 Avg. Diluted Standalone Shares Outstanding (Millions) 25.7 Pro Forma EPS $3.48 Avg. Diluted Pro Forma Shares Outstanding (Millions) 29.1 EPS Accretion Per Share ($) $0.73 EPS Accretion Per Share (%) 26.4% (1) Assumes the transaction closes in the fourth quarter of 2025. (2) Assumes fully phased in cost savings. (3) Includes opportunity cost of cash and other adjustments. For illustratives purposes; all impacts are shown on an after-tax basis; subject to change based on final purchase accounting entries; excludes restructuring charges.

Tangible Book Value Per Share as of 9/30/2025 Dollars in millions; Excludes per share values MCBS FIEB Pro Forma Common Equity $462.4 $152.7 $545.0 Less: Intangible Assets (7.3) (4.8) (25.6) Less: Goodwill 0.0 0.0 (62.0) Tangible Common Equity $455.1 $147.9 $457.4 Common Shares Outstanding 25,400,000 9,070,161 28,784,588 Tangible Book Value Per Share ($) $17.92 $16.31 $15.89 For illustratives purposes; based on assumptions as of announcement date; subject to change. Intangible assets include servicing rights. Pro forma metrics include purchase accounting adjustments. 15 Tangible Book Value Reconciliation Tangible Book Value Per Share as of 12/31/2024 Dollars and shares outstanding in millions; Excludes per share values MCBS FIEB Common Equity $421.4 $145.5 Less: Intangible Assets (7.3) (4.8) Less: Goodwill 0.0 0.0 Tangible Common Equity $414.1 $140.7 Common Shares Outstanding 25.4 9.1 Tangible Book Value Per Share ($) $16.30 $15.51 Tangible Book Value Per Share as of 9/30/2025 Dollars and shares outstanding in millions; Excludes per share values MCBS FIEB Pro Forma Common Equity $462.4 $152.7 $545.0 Less: Intangible Assets (7.3) (4.8) (25.6) Less: Goodwill 0.0 0.0 (62.0) Tangible Common Equity $455.1 $147.9 $457.4 Common Shares Outstanding 25.4 9.1 28.8 Tangible Book Value Per Share ($) $17.92 $16.31 $15.89

16 Tangible Book Value Dilution Reconciliation Tangible Book Value Per Share Impact $ in Millions Shares (millions) $ Per Share MCBS Tangible Book Value at Close (9/30/2025) 455.1 25.4 $17.92 Plus: Common stock Issued as Consideration 94.0 3.4 Less: Goodwill & Core Deposit Intangibles (80.3) Less: Restructuring Costs (after-tax) (4.9) Less: CECL Non-PCD Reserve (6.5) MCBS Pro Forma Tangible Book Value 457.4 28.8 $15.89 Tangible Book Value Dilution Per Share ($) ($2.03) Tangible Book Value Dilution Per Share (%) (11.3%) Goodwill and Intangibles Created $ in Millions Aggregate Merger Consideration 206.0 FIEB Tangible Book Value at Close (9/30/2025) 147.9 Net Impact of Purchase Accounting Adjustments (after-tax) 6.4 Less: Restructuring Costs for FIEB (after-tax) (9.8) Adjusted FIEB Tangible Book Value at Close 144.4 Core Deposit Intangible Created 18.3 Goodwill Created 62.0 Goodwill + Intangibles Created 80.3 For illustratives purposes; based on assumptions as of announcement date; subject to change. Tangible Book Value is defined as total shareholders' equity less goodwill and intangibles

Contact: Nack Young Paek Chairman & CEO npaek@metrocitybank.bank Farid Tan President & Director faridtan@metrocitybank.bank Lucas Stewart Chief Financial Officer lucasstewart@metrocitybank.bank